UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 22, 2005 (Date of earliest event reported)
Maine & Maritimes Corporation (Exact name of registrant as specified in its charter)
ME (State or other jurisdiction of incorporation)	333-103749 (Commission File Number)	30-0155348 (IRS Employer Indentification Number)
	PO Box 789 (Address of principal executive offices)	04769 (Zip Code)
Registrant's telephone number, including area code: 207-760-2499

Maine & Maritimes Corporation (the "Company") is filing this amendment to the Form 8-K filed by the Company on February 22, 2005, to report amendments to the Company’s Articles of Incorporation as described in Item 5.03.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s board of directors authorized the filing of an amendment to the Company’s Articles of Incorporation to delete the name of the initial Registered Agent from Article Second, and to set forth the rights and preferences of Series A-1 and Series A-2 Preferred Stock.

Attached as Exhibit 3.1 to this Form 8-K is the form of Articles of Amendment to the Company’s Articles of Incorporation.

Item 8.01. Other Events

Maine & Maritimes Corporation (AMEX:MAM) announced today the creation of a new technology-based subsidiary, Maricor Technologies, Inc., as well as the acquisition of leading lifecycle asset management and capital budget planning software assets.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

3.1       Articles of Amendment to Articles of Incorporation

99.1     Press Release of Maine & Maritimes Corporation dated February 22, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2005

MAINE & MARITIMES CORPORATION

By:  /s/ J. Nicholas Bayne

J. Nicholas Bayne

President & CEO